UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16407	13-4151777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street Warsaw, Indiana	46580
(Address of Principal Executive Offices)	(Zip Code)

(574) 373-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange
3.518% Notes due 2032	ZBH 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in the Current Report on Form 8-K filed by Zimmer Biomet Holdings, Inc. (the “Company”) on July 14, 2025 with the Securities and Exchange Commission, on July 11, 2025, the Company, entered into an Agreement and Plan of Merger with Monogram Technologies Inc., a Delaware corporation (“Monogram”), and Honey Badger Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), as amended by that certain First Amendment to Agreement and Plan of Merger, dated August 27, 2025 (the “Merger Agreement”).

On October 7, 2025 (the “Closing Date”), Merger Sub merged with and into Monogram (the “Merger”), with Monogram continuing as the surviving corporation and a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Monogram stock (other than shares owned by the Company, Merger Sub or any of their respective subsidiaries (which shares were canceled) and shares with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law), were automatically converted into the right to receive (i) in the case of Monogram’s common stock, par value $0.001 per share, an amount equal to (A) $4.04 in cash, without interest, and (B) one contractual contingent value right pursuant to the Contingent Value Rights Agreement, among the Company and Computershare Trust Company, N.A., as rights agent, (ii) in the case of Monogram’s Series D preferred stock, par value $0.001 per share, $2.25 in cash, without interest, plus an amount equal to any accrued but unpaid dividends, and (iii) in the case of Monogram’s Series E preferred stock, par value $0.001 per share, $100.00 in cash, without interest.

A copy of the press release issued by the Company on October 7, 2025 announcing the closing of the Merger is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 7, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zimmer Biomet Holdings, Inc.

Date: October 7, 2025	By:	/s/ Chad F. Phipps
Chad F. Phipps
Senior Vice President, General Counsel and Secretary